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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                 AMENDMENT NO. 1

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  iShares Trust
                                  -------------
             (Exact name of registrant as specified in its charter)

            State of Delaware                                  See Below
----------------------------------------                -----------------------
(State of incorporation or organization)                     (IRS Employer
                                                           Identification No.)

 c/o Investors Bank and Trust Company
   200 Clarendon Street, Boston, MA                              02116
----------------------------------------                -----------------------
(Address of principal executive offices)                      (Zip Code)



        Securities to be registered pursuant to Section 12(b) of the Act:


    Title of Each Class               Exchange                I.R.S. Employer
      to be Registered                                     Identification Number

  iShares Lehman 1-3 Year
     Treasury Bond Fund        American Stock Exchange         94-3405397

  iShares Lehman 7-10 Year
     Treasury Bond Fund        American Stock Exchange        94-3405396

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iShares Lehman 20+ Year
   Treasury Bond Fund            American Stock Exchange             94-3405395

  iShares GS $InvesTop
  Corporate Bond Fund            American Stock Exchange             41-2037251

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 333-92935

     Securities to be registered pursuant to Section 12(g) of the Act: None.

     Item 1. Description of Registrant's Securities to be registered:

     Reference is made to the Registrant's Post-Effective Amendment Nos. 10 and 15 to the Registration Statement on Form N-1A dated June 1, 2001 and March 29, 2002, respectively (Securities Act file number 333-92935 and Investment Company Act file number 811-09729), each of which is incorporated herein by reference.

     Item 2. Exhibits

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A dated May 12, 2000 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729) (the "Registration Statement").

2. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by Reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, dated May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                  iSHARES TRUST

Date: July 25, 2002

                                             By: /s/ Sandra I. Madden
                                                 ---------------------------
                                                 Sandra I. Madden
                                                 Assistant Secretary